UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 6, 2006
Date of Report (Date of Earliest Event Reported)
ALLERGAN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State of Incorporation)	1-10269 (Commission File Number)	95-1622442 (IRS Employer Identification Number)
2525 Dupont Drive
Irvine, California 92612
(Address of Principal Executive Offices) (Zip Code)
(714) 246-4500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
Exhibit Index

Item 1.01. Entry into a Material Definitive Agreement.
     Allergan, Inc. (“Allergan”) and Roy J. Wilson, Allergan’s Executive Vice President, Human Resources and Information Technology, entered into a Severance and General Release Agreement effective October 6, 2006 (the “Severance Agreement”) whereby Mr. Wilson’s employment by Allergan will end effective October 31, 2006. Pursuant to the Severance Agreement, Allergan will provide Mr. Wilson a severance payment consisting of 14 months base pay. In addition, in accordance with Allergan’s 2006 Management Bonus Plan, Mr. Wilson will receive a bonus pro-rated for the time he was employed during 2006. Mr. Wilson’s shares of restricted stock and nonqualified stock options will be treated consistently with a “Job Elimination” under Allergan’s 1989 Incentive Compensation Plan, as amended. Mr. Wilson’s unvested restricted stock and unvested nonqualified stock options will become vested on October 31, 2006. Allergan and Mr. Wilson have released each other from all claims arising prior to the effectiveness of the Severance Agreement.
     The foregoing description of the Severance Agreement is qualified in its entirety by the terms of the Severance Agreement, which is filed as Exhibit 10.1 to and incorporated by reference in this Current Report on Form 8-K.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b) On October 9, 2006, Allergan announced that Mr. Wilson’s employment by Allergan will end effective October 31, 2006. The terms of a severance agreement between Allergan and Mr. Wilson relating to the termination of Mr. Wilson’s employment are described above under Item 1.01 of this Current Report.
(c) On October 9, 2006, Allergan announced that Douglas S. Ingram, Esq. has been appointed to the newly created executive officer position of Executive Vice President, Chief Administrative Officer, General Counsel and Secretary, effective October 31, 2006, to serve until Allergan’s next Annual Meeting and until his successor is chosen and shall have been qualified. In his new position, Mr. Ingram will assume Mr. Wilson’s former duties while continuing to serve in his current positions with Allergan.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

10.1	Severance and General Release Agreement between Allergan, Inc. and Roy J. Wilson dated October 6, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.
Date: October 10, 2006	By:	/s/ Matthew J. Maletta
		Name:	Matthew J. Maletta
		Title:	Vice President, Assistant General Counsel and Assistant Secretary

Exhibit Index

Exhibit	Description of Exhibit
10.1	Severance and General Release Agreement between Allergan, Inc. and Roy J. Wilson dated October 6, 2006.